UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2008 (March 31, 2008)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 4300 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 458-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement

On March 31, 2008, Transmeridian Exploration Incorporated (the “Company”) terminated the Agreement and Plan of Merger, by and among Trans Meridian International, Inc., a British Virgin Islands company (“Parent”), TME Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company (the “Merger Agreement”). Termination of the Merger Agreement did not require the Company to pay any termination fee to Parent and is without any other liability to the Company.

Under the Merger Agreement, Merger Sub would have commenced a tender offer to purchase outstanding shares of the Company’s common stock at a purchase price of $3.00 per share, following completion of which Merger Sub would have been merged with and into the Company, with the Company becoming a wholly owned subsidiary of Parent (“Merger”). In the Merger, each outstanding share of common stock of the Company would have been converted into the right to receive $3.00, without interest.

As Parent had not met the financing condition in the Merger Agreement within the prescribed time period, which the Company extended from January 31, 2008 to February 15, 2008, the Company’s board of directors requested certain detailed information regarding Parent’s financing be provided by March 21, 2008, with the intention of terminating the Merger Agreement by March 31, 2008 if such information was not provided. As the Company’s board of directors was not satisfied with the information provided, the Company terminated the Merger Agreement on March 31, 2008.

A press release dated March 31, 2008 announcing the termination by the Company of the Merger Agreement and related matters is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Merger Agreement is attached hereto as Exhibit 2.1. The description of the Merger Agreement above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Merger Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 31, 2007, among Trans Meridian International, Inc., TME Merger Sub, Inc. and Transmeridian Exploration Incorporated (incorporated by reference to exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 2, 2008)

Exhibit 99.1	Press Release, dated March 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: April 2, 2008	By:	/s/ Earl W. McNeil
	Name:	Earl W. McNeil
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 31, 2007, among Trans Meridian International, Inc., TME Merger Sub, Inc. and Transmeridian Exploration Incorporated (incorporated by reference to exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 2, 2008)

Exhibit 99.1	Press Release, dated March 31, 2008